SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549



                             FORM 8-K
                         (AMENDMENT NO. 1)


                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported) January 12, 1999



                        LYNTON GROUP,  INC.
      (Exact name of Registrant as specified in its charter)




Delaware               0-6867                   13-2688055
(State or other        (Commission        (I.R.S. Employer
jurisdiction of        file number)         Identification
incorporation or                                   Number)
organization)


9 Airport Road
Morristown Municipal Airport
Morristown, New Jersey                              07960
(Address of principal                          (Zip Code)
executive offices)



Registrant's telephone number, including area code:(973) 292-9000


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                         Explanatory Note



     Lynton Group, Inc. is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K, dated January 12, 1999, solely for the purpose of filing Exhibit 16.1.

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

Exhibits:                                                  Page

16.1      Letter re change in certifying accountant         5

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to its Form 8-K on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.



                                LYNTON GROUP, INC.
                                (Registrant)


Date: February 8, 1999          By:  /s/Paul A. Boyd
                                     Paul A. Boyd,
                                     Principal Financial Officer